UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003

BENTHOS, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

Commission file number: 0-29024

Massachusetts	04-2381876
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

49 Edgerton Drive North Falmouth, MA	02556
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (508) 563-1000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.    EXHIBITS

Exhibit 99.1     Press Release dated April 28, 2003

ITEM 9.    REGULATION FD DISCLOSURE.

This Current Report on Form 8-K is filed to furnish to the Commission the information set forth in the press release issued by the Registrant on April 28, 2003, a copy of which is annexed hereto as Exhibit 99.1.

This information is furnished in accordance with item 12 of Form 8-K and the interim guidance issued by the Commission on March 27, 2003, and shall not be deemed to be “filed” with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2003	BENTHOS, INC. (Registrant)

	By:	/s/ FRANCIS E. DUNNE, JR.
Francis E. Dunne, Jr. Vice President, Chief Financial Officer, and Treasurer (Principal Financial and Accounting Officer)

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